Exhibit 99.2

C H URC HIL L C API T A L C O N FI DEN TI AL Investor Presentation February 2021 CHURCHILL CAPITAL

ABOUT THIS PRESENTATION This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Atieva, Inc . (“Lucid”) and Churchill Capital Corp . IV (“CCIV” or “Churchill”) and related transactions and for no other purpose . This presentation (including the related oral commentary) is confidential and is to be maintained in strict confidence . In addition, this presentation is intended solely for investors that are, and by proceeding to participate in this presentation you confirm that you are, qualified institutional buyers or institutions that are accredited investors (as such terms are defined under the rules of the U . S . Securities and Exchange Commission (the “SEC”)) . No representations or warranties, express or implied, are given in, or in respect of, this presentation . To the fullest extent permitted by law, in no circumstances will Lucid, CCIV or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics, projections of market opportunity, market share and product sales, expectations and timing related to commercial product launches, including the start of production and launch of the Lucid Air and any future products, the performance, range, autonomous driving and other features of the Lucid Air, future market opportunities, including with respect to energy storage systems and automotive partnerships, future manufacturing capabilities and facilities, future sales channels and strategies, future market launches and expansion, potential benefits of the proposed transactions and PIPE investment (collectively, the “proposed transactions”) and the potential success of Lucid’s go - to - market strategy, and expectations related to the terms and timing of the proposed transactions . These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Lucid’s and CCIV’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Lucid and CCIV . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of the shareholders of CCIV or Lucid is not obtained ; the outcome of any legal proceedings that may be instituted against Lucid or CCIV following announcement of the proposed transactions ; failure to realize the anticipated benefits of the proposed transactions ; risks relating to the uncertainty of the projected financial information with respect to Lucid, including conversion of reservations into binding orders ; risks related to the timing of expected business milestones and commercial launch, including Lucid’s ability to mass produce the Lucid Air and complete the tooling of its manufacturing facility ; risks related to the expansion of Lucid’s manufacturing facility and the increase of Lucid’s production capacity ; risks related to future market adoption of Lucid’s offerings ; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business ; changes in regulatory requirements, governmental incentives and fuel and energy prices ; Lucid’s ability to rapidly innovate ; Lucid’s ability to deliver Environmental Protection Agency (“EPA”) estimated driving ranges that match or exceed its pre - production projected driving ranges ; future changes to vehicle specifications which may impact performance, pricing, and other expectations ; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers ; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team ; Lucid’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm ; Lucid’s ability to manage expenses ; Lucid’s ability to effectively utilize zero emission vehicle credits ; the amount of redemption requests made by CCIV’s public shareholders ; the ability of CCIV or the combined company to issue equity or equity - linked securities in connection with the proposed transactions or in the future ; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries ; and the impact of the global COVID - 19 pandemic on Lucid, CCIV, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks ; and those factors discussed under the heading “Selected Risk Factors” in this presentation and in CCIV’s final prospectus dated July 30 , 2020 and the Quarterly Reports on Form 10 - Q for the quarters ended July 30 , 2020 and September 30 , 2020 , in each case, under the heading “Risk Factors,” and other documents of CCIV filed, or to be filed, with the SEC . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither Lucid nor CCIV presently know or that Lucid and CCIV currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Lucid’s and CCIV’s expectations, plans or forecasts of future events and views as of the date of this presentation . Lucid and CCIV anticipate that subsequent events and developments will cause Lucid’s and CCIV’s assessments to change . However, while Lucid and CCIV may elect to update these forward - looking statements at some point in the future, Lucid and CCIV specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Lucid’s and CCIV’s assessments as of any date subsequent to the date of this presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . 2 CHURCHILL CAPITAL C O N FI DEN TI AL

ABOUT THIS PRESENTATION Use of Projections This presentation contains projected financial information with respect to the combined company, namely revenue, cost of goods sold, gross profit, capital expenditures, EBIT, EBITDA and Free Cash Flow for 2021 – 2026 . Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . Neither the independent auditors of CCIV nor the independent registered public accounting firm of Lucid has audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . Financial Information ; Non - GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by CCIV with the SEC . Some of the financial information and data contained in this presentation, such as EBIT, EBITDA and Free Cash Flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . EBIT is defined as net income before interest expense and income tax expense, and EBITDA is defined as net income before interest expense, income tax expense, depreciation and amortization . Free Cash Flow is defined as EBITDA, less total cash taxes, changes in net working capital, and capital expenditures . These measures are not measurements of Lucid’s financial performance under GAAP and should not be considered in isolation or as alternatives to net income, net cash flows provided by operating activities, total net cash flows or any other performance measures derived in accordance with GAAP or as alternatives to net cash flows from operating activities or total net cash flows as measures of Lucid’s liquidity . CCIV and Lucid believe EBIT and EBITDA provide useful information to management and investors regarding certain financial and business trends relating to Lucid’s financial condition and results of operations . CCIV and Lucid believe that the use of EBIT and EBITDA provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Lucid’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Management does not consider EBIT or EBITDA in isolation or as alternatives to financial measures determined in accordance with GAAP . The use of EBIT and EBITDA instead of GAAP measures has limitations as an analytical tool, and you should not consider EBIT or EBITDA in isolation, or as a substitute for analysis of Lucid’s results of operations and operating cash flows as reported under GAAP . For example, EBIT and EBITDA do not reflect Lucid’s cash expenditures or future requirements for capital expenditures ; do not reflect changes in, or cash requirements for, Lucid’s working capital needs ; do not reflect interest expense ; and do not reflect any cash income taxes that Lucid may be required to pay . In addition, EBITDA does not reflect depreciation or amortization of assets over their estimated useful lives or any cash requirements for the replacement of such assets and does not reflect non - cash income or expense items that are reflected in Lucid’s statements of cash flows . Free Cash Flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of Lucid’s results as reported under GAAP . For example, Free Cash Flow does not reflect principal payments on capital lease obligations ; does not reflect dividend payments, if any ; and does not reflect the cost of acquisitions . Lucid’s definitions of and methods of calculating these non - GAAP financial measures vary from the definitions and methods used by other companies, which may limit their usefulness as comparative measures . Lucid and CCIV prepared the information included in this presentation based upon available information and assumptions and estimates that they believe are reasonable . Lucid and CCIV cannot assure you that their estimates and assumptions will prove to be accurate . You should review Lucid’s audited financial statements, which will be included in the registration statement relating to the proposed transactions . In addition, all Lucid historical financial information included herein is preliminary and subject to change . 3 CHURCHILL CAPITAL C O N FI DEN TI AL

ABOUT THIS PRESENTATION Industry, Market and Vehicle Data Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Neither Lucid nor CCIV has independently verified the data obtained from these sources, and they cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Lucid or the proposed transactions . Viewers of this presentation should each make their own evaluation of Lucid and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Information in this presentation about non - Lucid vehicles is derived from figures published by manufacturers and other publicly available information . Neither Lucid nor CCIV has independently verified the data obtained from these sources, and they cannot assure you of the data’s accuracy or completeness . Ranges for Lucid vehicles in this presentation are projected EPA estimated ranges and are made using an approximation of an EPA test cycle . Lucid vehicles are in pre - production, and specifications (including range) are subject to change . Final EPA estimated ranges for Lucid vehicles are not available . Certain vehicle performance characteristics included in this presentation are not available in every trim . Additional Information About the Proposed Transactions and Where to Find It The proposed transactions will be submitted to shareholders of CCIV for their consideration . CCIV intends to file a registration statement on Form S - 4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) which will include preliminary and definitive proxy statements to be distributed to CCIV’s shareholders in connection with CCIV’s solicitation for proxies for the vote by CCIV’s shareholders in connection with the proposed transactions and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Lucid’s shareholders in connection with the completion of the proposed business combination . After the Registration Statement has been filed and declared effective, CCIV will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed transactions . CCIV’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with CCIV’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about CCIV, Lucid and the proposed transactions . Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by CCIV, without charge, at the SEC's website located at www . sec . gov or by directing a request to CCIV . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Participants in the Solicitation CCIV, Lucid and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from CCIV’s shareholders in connection with the proposed transactions . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CCIV’s shareholders in connection with the proposed transactions will be set forth in CCIV’s proxy statement/prospectus when it is filed with the SEC . You can find more information about CCIV’s directors and executive officers in CCIV’s final prospectus filed with the SEC on July 30 , 2020 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available . Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above . No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Lucid, CCIV and other companies, which are the property of their respective owners. 4 CHURCHILL CAPITAL C O N FI DEN TI AL

PRESENTERS Today’s Presenters Peter Rawlinson CEO, CTO • Automotive Industry Executive with +30 years of experience • Previous Vice President of Vehicle Engineering at Tesla and Chief Engineer of the Model S Derek Jenkins SENIOR VICE PRESIDENT OF DESIGN • Leads Lucid’s design, brand creative and brand strategy • Previous Director of Design at Mazda North America Operations Michael Smuts VICE PRESIDENT OF FINANCE • Effective Finance Executive with +25 years of experience • Previous Global Director of Cost Optimization at Ford Motor Company 5 CHURCHILL CAPITAL C O N FI DEN TI AL

C H URC HIL L C API T A L C O N FI DEN TI AL Lucid’s mission is to inspire the adoption of sustainable transportation by creating the most captivating luxury electric vehicles centered around the human experience. Lucid’s first product, the Lucid Air, is on track for expected production and deliveries in 2H 2021. M I SS I ON CONFIDENTIAL CHURCHILL CAPITAL 6

CHURCHILL OVERVIEW

CHURCHILL CAPITAL IV

Our Value Proposition

Pioneer in Equity Vehicles
Differentiated business partnership model and first GP team focused purely on public equity vehicles

Experienced Dealmaker
Leading expertise leveraging our strategic and transaction experience on behalf of our clients

Strong Sourcing Capability
Renowned base of operating partners with extensive access to global network of industry leaders

Value Creation Playbook
Lineup of former senior executives of S&P500 companies with deep operational expertise across sectors

Proven Management Partner
Interests aligned with and skills complementary to those of our target's existing management teams

Track Record of Success
Demonstrated history of acquiring and running high-growth, viable businesses at scale

Successful Track Record

Asset	Clarivate Analytics	skillsoft + Global Knowledge	MultiPlan
Vehicle	CHURCHILL CAPITAL I	CHURCHILL CAPITAL II	CHURCHILL CAPITAL III
Acquisition Announced	January 2019	October 2020	July 2020
Sector	Info Services	Education Technology	Transaction Processing / Healthcare
Transaction Size	$4B	$1.7B	$11B
High Value of IPO Capital [1]	$2,837 / 311%	$860 / 25%	$1,383 / 26%

LUCID | CHURCHILL CAPITAL IV Raised July 2020	$2.1B	$52.94 / sh.
CHURCHILL CAPITAL V Raised December 2020	$500mm	
CHURCHILL CAPITAL VI Raised February 2021	$552mm	
CHURCHILL CAPITAL VII Raised February 2021	$1.4bn	

176% Return on IPO Capital To Date

Note: Public company filings and FactSet data as of February 19, 2021.
1) Represents return percentage calculated based on Churchill Cap. unit price at IPO and the peak market value of the corresponding common share and warrant units.

LUCID | CHURCHILL CAPITAL

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INVESTMENT HIGHLIGHTS

Lucid, a leader in EV technologies, defines a new generation of EVs, ushering in a new paradigm for the automotive industry.

1 | **Legitimate Track Record**
Management team with track record of helping to bring disruptive products to market, including the Tesla Model S and iPhone

2 | **Validated Technology**
Innovative, validated and race-proven technologies outpace peers and provide competitive advantage

3 | **Long Term Success**
High-end first product, followed by progressively attainable vehicles positions brand for long-term success and growth

4 | **Established In-house Manufacturing**
In-house manufacturing with Arizona factories that are on track for start of production and configured for expansion

5 | **In-house Sales and Service Network**
Superior and differentiated retail and ownership experience cultivates consumer satisfaction and loyalty

6 | **Untapped Potential in Adjacent Markets**
Additional untapped potential in battery storage solutions and powertrain technology licensing

7 | **Robust Product Pipeline**
Multi-product roadmap drives scale and cost efficiencies

8 | **Favorable Market Forces**
Large addressable market with favorable tailwinds

9 | **Experienced Partner**
Opportunity to enhance execution with Churchill partners' automotive, software and manufacturing expertise

10 | **Attractive Valuation**
Attractive entry valuation at <2% of Tesla's current value[1]

A transaction with Churchill creates an opportunity to advance and accelerate the immense progress Lucid has made.

1) As of February 19, 2021

LUCID | CHURCHILL CAPITAL
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Peter Rawlinson Derek Jenkins Eric Bach Michael Bell Peter Hochholdinger Peter Hasenkamp Michael Carter Jonathan Butler Michael Smuts Achim Pantfoerder CEO, CTO SENIOR VICE PRESIDENT OF DESIGN SENIOR VICE PRESIDENT OF HARDWARE ENGINEERING SENIOR VICE PRESIDENT OF DIGITAL VICE PRESIDENT OF MANUFACTURING VICE PRESIDENT OF SUPPLY CHAIN VICE PRESIDENT OF PEOPLE VICE PRESIDENT, GENERAL COUNSEL VICE PRESIDENT OF FINANCE VICE PRESIDENT OF PROGRAM MANAGEMENT Jeff Curry Nic Minbiole Margaret Burgraff Henry Li Faisal Sultan Eugene Lee Zak Edson Doreen Allen Andrew Rogan VICE PRESIDENT OF MARKETING 1) VICE PRESIDENT OF GLOBAL QUALITY HEAD OF SOFTWARE QUALITY 1) VICE PRESIDENT OF BUSINESS DEVELOPMENT (CHINA) MANAGING DIRECTOR, GLOBAL OPERATIONS SENIOR DIRECTOR OF AD/ADAS SENIOR DIRECTOR OF RETAIL OPERATIONS SENIOR DIRECTOR OF SALES DIRECTOR OF CORPORATE DEVELOPMENT MANAGEMENT Led by Peter Rawlinson, Former Tesla Chief Engineer of Model S, Lucid’s Management Team Comprises Seasoned Executives with Backgrounds in Automotive, EV and Tech. 1) Consultant 9 CHURCHILL CAPITAL C O N FI DEN TI AL

INVESTMENT HIGHLIGHTS

Lucid at a Glance: Proven Tech Breakthroughs... Setting New Standards

Real-world technology enables Lucid to offer captivating luxury combined with groundbreaking technology

Proven, Real World Validation

- **20M+** Real-World Vehicle Miles Driven[1]
- **403** Patents Filed, >80% of Which Have Been Issued[2]
- **10+ Years** Design, Engineering and Manufacturing Track Record

Highly Differentiated Performance

- **< 2.5** Seconds to Travel from 0 to 60 mph, projected
- **1,000+** Horsepower
- **9.9** Seconds to Run a Quarter-Mile, projected

Revolutionary Battery System / Range

- **> 500** Miles on a Single Charge
- **~20** Minutes to Charge Up to 300 Miles with 900V+ Architecture[3]
- **100%** Teams Using Lucid Batteries in Premier EV Racing Series

Dramatically Innovative Drivetrain / Propulsion Technology

- **> 4.5** Mi/kWh, projected[6]
- **Modular Platform**
- **9.0** HP / Kg Drive Unit

Completed, State-of-the-Art EV Manufacturing Facility

- **1st** Purpose-Built EV Facility in North America
- **34,000 units** Annual Production Capacity
- **365,000 units** Planned Annual Capacity[4]

Growing Loyal Customers

- **> 7,500** Reservations Received as of February 2021
- **> $650mm** In Potential Sales Represented by Reservations[5]
- **> 1.4mm** Views of Lucid Air Global Reveal

Note: Projected range, performance and specifications are for the Lucid Air Dream Edition and are based on Lucid testing data. Miles per kWh is calculated for Lucid Air Grand Touring based on projected range. Projected range based upon manufacturer's projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.

1) Miles driven on Lucid battery technology since inception.
2) As of February 19, 2021.
3) Up to 300 miles with 900V+ architecture.
4) Represents planned vehicle production capacity after completion of expected future factory expansion and full production ramp.
5) Depending on final trim specification and package. As of February 19, 2021. Includes reservations for the Lucid Air Dream Edition and other expected future models. Customer reservations are fully refundable and may be canceled without penalty. Customer reservations do not guarantee future sales.
6) Based on testing to date, subject to final EPA validation.

LUCID | CHURCHILL CAPITAL

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C H URC HIL L C API T A L C O N FI DEN TI AL Market Positioning Establishing the Lucid Brand CONFIDENTIAL CHURCHILL CAPITAL 11

MARKET POSITIONING

Changing Luxury Market Values

"Post-luxury" consumers increasingly seek brands that **align with their values** - brands that are more enlightened, informed, and inspired.

As a leading EV brand that offers sustainable luxury, performance, and advanced connectivity, **Lucid is ideally positioned** to address the wants and needs of a new generation of "post-luxury" consumers.

Traditional Luxury → Post-Luxury



Traditional Luxury	Post-Luxury
Status	Well-being
Opulence	Refinement
Materialism	Experience
Indulgence	Sustainability
Physical Engagement	Physical & Emotional Engagement



LUCID | CHURCHILL CAPITAL

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Lucid Air is pioneering “Post - Luxury.” This, Lucid’s first product, will effectively define the Lucid brand. MARKET POSITIONING CHURCHILL CAPITAL 13 C O N FI DEN TI AL Opulence + Indulgence Elegance + Modernity

Post - Luxury: Increased Expectations CHURCHILL CAPITAL 14 C O N FI DEN TI AL We look past traditional definitions of luxury in order to appeal to customers who expect more , including brand values, experiences and designs without constraints. Lucid appeals to people who value purpose and meaning , and who realize that the decisions they make have an impact. Lucid appeals to people who are no longer willing to compromise for luxury since they can have performance, technology and sustainability. MARKET POSITIONING

C H URC HIL L C API T A L C O N FI DEN TI AL Heart California Cool Understated Luxury Reflection of Customer Values Sustainable Effortless Performance Mi n d Silicon Valley Tech Technological Tour - de - Force Connected Computer on Wheels Race Proven Battery Technology Sophisticated Software + MARKET POSITIONING The Brand Proposition

P r o d u c t CONFIDENTIAL CHURCHILL CAPITAL CONFIDENTIAL 16 CHURCHILL CAPITAL

PRODUCT Lucid’s first product, the Lucid Air, fuses art and science to capture the full potential of electrification. As Lucid’s flagship product, the Air establishes the bar for excellence across all Lucid products and experiences. STARTING FROM MAX PROJECTED RANGE 2) 517 mi MAX HORSEPOWER 3) 1080 hp $69 , 90 0 1) CHURCHILL CAPITAL 17 C O N FI DEN TI AL 1) Starting price for Air Pure, after $7,500 potential federal tax credit. 2) Represents Air Grand Touring Edition, which is expected to retail for $131,500 after potential $7,500 federal tax credit. Projected range and performance statistics are based on Lucid testing. Projected ranges for Lucid Air models are based upon manufacturer’s projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre - production and specifications, including timing and pricing of future models, are subject to change. 3) Represents Air Dream Edition, which is expected to retail for $161,500 after potential $7,500 federal tax credit. Vehicles are in pre - production and specifications, including timing and pricing of future models, are subject to change. See page 26 for specific figures for each trim.

Lucid Electric Advanced Platform CHURCHILL CAPITAL 18 C O N FI DEN TI AL PRODUCT Introducing the Lucid “Space Concept” - Spacious, Luxurious Interior - Compact, Efficient Exterior Lucid's Space Concept represents a technical breakthrough, achieved through a ground up rethink in the way an automobile is designed. Lucid’s reimagining of the car has resulted in more interior space for driver, passengers and storage within a more compact, sporty and efficient exterior. Note: Executive Rear Seating, shown at upper right, is planned for future release.

PRODUCT Lucid Air will launch with a “bench” style rear seat, providing expansive space for three adults with class - leading legroom. CHURCHILL CAPITAL 19 C O N FI DEN TI AL

PRODUCT Lucid Air’s interior themes are crafted with colors and materials that invoke iconic California locations at various times of day and night. CHURCHILL CAPITAL 20 C O N FI DEN TI AL

PRODUCT A glass canopy sweeps over the cabin, creating an even more extravagant sense of space. CHURCHILL CAPITAL 21 C O N FI DEN TI AL

PRODUCT Introducing “Glass Cockpit;” Lucid Air’s beautifully integrated, configurable infotainment system is a technical marvel, providing a seamless connected experience. CHURCHILL CAPITAL 22 C O N FI DEN TI AL

PRODUCT With a drag coefficient of only 0.21, Lucid Air offers outstanding aerodynamics that enable greater range and performance. CHURCHILL CAPITAL 23 C O N FI DEN TI AL

PRODUCT

Efficiency is the ultimate measure of EV technology, and Lucid is the clear winner.

High efficiency is crucial in that it provides key benefits:

- Longer range in its own right
- Faster miles-per-minute charging for the equivalent power charger
- Equivalent range with a smaller, and therefore lower cost battery pack

EVs Ranked by Battery Efficiency (miles / kWh)


>4.5 [1)]
>4.0
>2.6
>2.4
>2.3
>2.2
LUCID
Air
TESLA
Model S
JAGUAR
i-Pace
PORSCHE
Taycan
Audi
E-Tron
RIVIAN
R1T

	Lucid Air	Model S	i-Pace	Taycan	E-Tron	R1T
Vehicle Range (miles)	517 [1)]	412	234	227	222	300 [2)]

1) Data is for Lucid Air Grand Touring and is based on projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.
2) Based on announced range figures.

LUCID | CHURCHILL CAPITAL
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PRODUCT

Lucid's advanced technology has enabled long-range and high-performance to co-exist. Other EVs have either range or performance, not both.



Lucid Air Dream Edition
(Dual Motor)



Lucid Air Grand Touring
(Dual Motor)


Range
503 mi
517 mi
412 mi
390 mi
201 mi
Lucid Air Dream Edition
Lucid Air Grand Touring
Tesla Model S Long Range
Tesla Model S Plaid
Porsche Taycan Turbo S
Top Speed
168 mph[1]
168 mph[1]
155 mph
200 mph[3]
161 mph
Lucid Air Dream Edition
Lucid Air Grand Touring
Tesla Model S Long Range
Tesla Model S Plaid
Porsche Taycan Turbo S
0-60 mph
<2.5 sec
3.0 sec
3.1 sec
1.99 sec[3]
2.6 sec
Lucid Air Dream Edition
Lucid Air Grand Touring
Tesla Model S Long Range
Tesla Model S Plaid
Porsche Taycan Turbo S



Tesla Model S Long Range
(Dual Motor)



Tesla Model S Plaid [2]
(Tri Motor)



Porsche Taycan Turbo S
(Dual Motor)

Note: Chart based on Tesla and Lucid testing data. Projected range for the Lucid Air is based upon manufacturer's projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.

1) Top speed of the Lucid Air is software limited due to tire limits.
2) Model S Plaid+ is marketed to have 520 miles of range and to start delivery in late 2021, both subject to change.
3) When equipped with the proper wheels and tires (available Fall 2021).

LUCID | CHURCHILL CAPITAL

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PRODUCT

Lucid Air redefines luxury by offering more than Mercedes-Benz S-Class across price points.


Lucid
M-B
Air Dream Edition vs. Mercedes S65 AMG
<2.5 secs
4.2 secs
1,080 hp
621 hp
$161,500*
$261,500
0–60 mph
Horsepower
Price


Lucid
M-B
Air Grand Touring vs. Mercedes S63 AMG
0–60 mph
Horsepower
Price


Lucid
M-B
Air Touring vs. Mercedes S560
3.2 secs
4.6 secs
0–60 mph
Horsepower
Price


Lucid
M-B
Air Pure vs. Mercedes S450
480 hp
362 hp
0–60 mph
Horsepower
Price

Note: Chart based on data advertised by Mercedes-Benz and Lucid testing data. Vehicles are in pre-production and specifications are subject to change.
1) S-Class acceleration reflects 0 – 100 km/h acceleration.
* Prices shown after $7,500 potential U.S. federal tax credit.

LUCID | CHURCHILL CAPITAL
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Horsepower 1,080 hp 800 hp 620 hp 480 hp Range Projected >500 mi. * Projected >500 mi. * Projected >400 mi. * Projected >400 mi. * Cost $161,500 i nclus iv e (1) From $131,500 (1) From $87,500 (1) From $69,900 (1) Rese rva t i o n Payment 2) $7,500 $1,000 $1,000 $300 Dream Edition Grand Touring T o u ri n g Pu r e Note: Projected ranges are based on manufacturer's projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not yet available. Vehicles are in pre - production and specifications are subject to change. (1) Prices shown after $7,500 potential U.S. federal tax credit. (2) Customer reservations are fully refundable and may be canceled without penalty. PRODUCT Lucid Air is expected to be offered at various price points with different specifications. CHURCHILL CAPITAL 27 C O N FI DEN TI AL

PRODUCT

Lucid Air is underpinned by the Lucid Electric Advanced Platform (LEAP), which is designed to support other vehicle variants, enabling greater capital deployment efficiency and speed to market.

The LEAP platform incorporates Lucid's 6 key powertrain elements, designed and developed fully in-house:

- Battery Pack & Battery Management Software
- Electric Motors
- Power Electronics
- Transmission
- Control Software
- Two-way Onboard Boost-Charger[1)]



2021 Lucid Air



2023 Project Gravity



Potentially Other Future Vehicles



Lucid "Skateboard" EV Platform

100% In-house design, underpinning Lucid's "Space Concept"

Note: Timing and specifications of planned future models are subject to change.
1) Bi-directionality feature expected by OTA update in late 2021.

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PRODUCT Project Gravity CHURCHILL CAPITAL 29 C O N FI DEN TI AL

PRODUCT

Project Gravity redefines sport and utility for luxury SUVs.



Reimagining the SUV

Project Gravity elevates the SUV to a new level with extraordinary performance, as well as category-redefining interior space.

Introducing Utility 2.0

Project Gravity's maximized interior space will allow for seven passengers, made possible by Lucid's miniaturized electric drivetrain.

Utilizing the Lucid Electric Advanced Platform (LEAP)

Lucid's electric platform is designed to enable multiple vehicle top-hats, including Project Gravity.



Planned Start of Production for Project Gravity is 2023.

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Lucid Air and Project Gravity are the initial cornerstones of a broader Lucid family of products. PRODUCT 2021 CHURCHILL CAPITAL 31 C O N FI DEN TI AL 2023 2030 Lucid Air Project Gravity Planned Sedans Planned SUVs Other Planned Vehicles Lucid plans to offer a portfolio of products with varying body styles and price points, all powered by Lucid’s powertrain technology. Lucid plans to start with high end cars, build the brand synonymous with luxury, and then manufacture progressively more affordable vehicles in higher volumes. Note: Timing and specifications of planned future models are subject to change.

Energy Storage Systems (ESS) Technology Supplier • Early prototype already operating at Lucid Headquarters • Leverages Lucid’s extensive battery pack and battery management systems (BMS) experience • Opportunity to leverage Lucid vehicle battery module and power electronics technologies • Positioned to address the home, commercial and utility scale energy storage markets • Opportunity to feed economy of scale back into the car cost structure • All OEM racing teams in the world’s premier EV racing series are powered by Lucid battery packs and software • In - house technology designed for mass production at Lucid’s purpose - built manufacturing facility positions Lucid well for large scale supply to other OEMs • Potential for wide range of applications including aircraft, eVTOL, military, heavy machinery, agriculture and marine Future growth opportunities extend beyond Lucid vehicles. Note: ESS design is preliminary and subject to change CHURCHILL CAPITAL 32 C O N FI DEN TI AL PRODUCT

C H URC HIL L C API T A L C O N FI DEN TI AL Tech n ology CONFIDENTIAL CHURCHILL CAPITAL 33

TECHNOLOGY

Lucid's miniaturized EV powertrain is developed in-house as an integrated & holistic system.

Examples of dramatic and proprietary tech & engineering advances include:



Battery Pack

- Compact and energy dense pack developed in-house embodies international motorsports expertise
- Scalable and modular, providing cost and range bandwidth
- Advanced next-generation end-cooling technology
- Advanced low-resistance architecture reduces heat loss and increases range
- Production cell supply contracts in place



Motor & Transmission

- State-of-the-art in-house synchronous PM motor
- Next-generation, integrated in-house transmission
- Ultra compact and efficient with industry leading power-to-weight and volume ratios



Inverter

- State-of-the-art, 900v in-house technology
- Ultra compact & efficient
- Advanced thermal and silicon carbide MOSFET systems reduce energy loss to improve range



Bidirectional Charging

- In-house "Wunderbox" boost-charge technology
- >900v system
- 2 way, GtoV, VtoG, VtoV[1)]
- 300 kW DC fast charge capable
- 300 miles in ~20 minutes
- Electrify America partnership


Charging

Software

- Cutting-edge in-house software
- Delightful in-house HMI and infotainment systems
- Connected-car designed to enable regular OTA encrypted updates
- Advanced Ethernet gigabit ring onboard architecture
- Race-derived battery management software (BMS) improves battery performance

Potential Applications Across Multiple Industries

Passenger Vehicles | CVs/Buses | Helicopters/ Drones/Aircraft | Heavy Equipment/ Agriculture | Static Energy Storage Systems

Complete system functions synergistically to enable Lucid's efficiency of over 4.5 miles range per kWh

Note: Miles per kWh are for Lucid Air Grand Touring and are based on projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.
1) Bi-directionality feature expected by OTA update in late 2021.

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TECHNOLOGY

Lucid's battery technology has been refined over 10 years and is powering every current car in the world's premier EV racing series.

10+ years' experience in the design, engineering and manufacturing of battery packs and battery management software.

Millions of real-world vehicle miles of data accrued.

Our battery pack and battery management software power all teams in the world's premier EV racing series.

Our technology has doubled energy capacity, enabling races to be completed with a single charge, transforming the sport.

Proprietary know-how and IP developed for the race series are translated into Lucid consumer-facing products, starting with the Lucid Air.



Race-proven battery technology is behind the battery technology in every Lucid Air.



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36 TE C H N O L O G Y CONFIDENTIAL Lucid has developed an incredibly power dense drive unit. Comprising integrated motor, transmission and inverter, Lucid’s Drive Unit is designed to increase efficiency and power output, while reducing size and weight; attributes that enhance range and enable the “space concept.” Note: 9.0hp/kg is projected based on existing data and testing. Competitor data based on publicly available information and internal studies. CHURCHILL CAPITAL

TECHNOLOGY

Lucid's proprietary technology enables ultra-fast and bi-directional charging.

Leading Charging Speeds

Vehicle		Time to Charge
Lucid Air Grand Touring / Dream Edition		~20 Minutes/ 300 Miles
Tesla Model S Long Range		15 Minutes / 200 Miles
Tesla Model S Plaid / Plaid+		15 Minutes / 200 Miles
Porsche Taycan Turbo S		22.5 Minutes / 160 Miles

Two-Way Charging[1]

- In-house "Wunderbox" boost-charge Technology
- >900v system
- 300kW DC fast charge capable
- Electrify America partnership
- Expected to be first bi-directional system on the market[1]



Note: Charging times and range are based on Tesla and Porsche announced data and Lucid testing data. Projected range for the Lucid Air is based upon manufacturer's projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.
1) Bi-directionality feature expected by OTA update in late 2021.

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TECHNOLOGY

The Lucid Infotainment System is designed to provide a seamless Connected Experience, both inside the car and out.

With highly advanced processing capabilities, the system is designed to leverage data analytics and OTA updates to improve over time.

Expected Features* include:

Seamless connectivity, including 4G LTE and WiFi. Supports CarPlay, Android Auto and Amazon Alexa integration.

Remote access to climate controls, charging status and controls, and vehicle monitoring.

Lucid ID profiles for a personalized experience based on profiles, not last driver. Facial ID recognition automatically loads profiles and preferences.

Predictive analytics that evolve the car-to-driver relationship over time, with shortcuts and assistance based on learned behaviors.







* Not all features available at SOP; some features planned for OTA software updates.

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39 Lucid Air is equipped with an extensive sensor suite, high on - board computing power, and back - up systems for advanced autonomous driving functionality. TE C H N O L O G Y CONFIDENTIAL Note: Expected specifications are for the Lucid Air Dream Edition. Vehicles are in pre - production and specifications are subject to change. • With 32 sensors onboard, the Lucid Air is expected to launch with the most comprehensive sensor suite in the market . • Lucid Air is planned to launch with Level 2 autonomous driving functionality and be capable of software upgrades over - the - air. • By collecting and analyzing fleet data, Lucid can continuously enhance its autonomous driving features. CHURCHILL CAPITAL

TECHNOLOGY

Lucid's Micro Lens Array Lighting -A Revolution in Optical Technology

Lucid's in-house created and engineered Intelligent Micro Lens Array (MLA) headlights provide an incredibly homogeneous and luminant light source.

The MLA system automatically adapts to driving situations and provides exceptional outward visibility that make it easier to see – and avoid – objects on the road.

Lucid Air is expected to be the only car available with such advanced lighting.







Note: Vehicles are in pre-production and specifications are subject to change.

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TECHNOLOGY

Rich Patent Portfolio

- Innovation is at our core.
- Our in-house R&D establishes Lucid as a leader across multiple technologies and areas of expertise.

Business Area	Total
Powertrain	155
Battery Lab & Algorithms	110
Infotainment, Controls, Integration, AD/ADAS	61
HVAC, Thermal	41
Integrated Safety	19
Body Structures	12
Chassis	5
Total	**403**

Lucid has developed a state-of-the-art electric powertrain

Over 80% of patents are issued

Lucid also has 44 non-utility patents that are issued or pending.

Our technology is designed to be highly scalable and modular for both power and energy, creating opportunities for a wide range of potential applications.



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Designed for Mass Production TE C H N O L O G Y Lucid’s vision is to truly revolutionize EV technology through mass industrialization on a scale hitherto not achieved. • For the technology developed for Lucid Air to transfer • To enable more affordable future Lucid models • To make that available to other OEMs • To transfer to other industries • To leverage economies of scale 42 CHURCHILL CAPITAL C O N FI DEN TI AL Lucid’s single piece “brick” injection moulded battery module is race derived yet designed for manufacture in the millions of units. The electrical “bus bar” connectors are integrally captured in the moulding in a single operation. This is revolutionary.

Go - To - Market Strategy CONFIDENTIAL CHURCHILL CAPITAL CONFIDENTIAL 43 CHURCHILL CAPITAL

GO-TO-MARKET

With existing reservations already representing over >$650mm[1] in anticipated sales, customer traction is strong and has continued to grow as brand awareness has increased.


Pure
PURCHASE PRICE
FROM $69,900 USD
SPECS
406 MI PROJECTED RANGE • 480 HP


Touring
PURCHASE PRICE
FROM $87,500 USD
SPECS
406 MI PROJECTED RANGE • 620 HP


Grand Touring
PURCHASE PRICE
FROM $131,500 USD
SPECS
517 MI PROJECTED RANGE • 800 HP


Dream Edition
PURCHASE PRICE
$161,500 USD
SPECS
LIMITED EDITION • 503 MI PROJECTED RANGE • 1080 HP

Reserve Your Lucid Air

Your fully refundable reservation for a Lucid Air will secure your place in line when deliveries begin.

LOCATION FOR DELIVERY

United States

Country not yet listed? Join our wait list.

- Air Pure
  From $69,900 USD
  Reserve: $300 USD
- Air Touring
  From $87,500 USD
  Reserve: $1,000 USD
- Air Grand Touring
  From $131,500 USD
  Reserve: $1,000 USD
- Air Dream Edition (Limited)
  $161,500 USD
  Reserve: $7,500 USD

Reserve with Credit Card

1) Depending on final trim specification and package. As of February 19, 2021. Includes reservations for Lucid Air Dream Edition and other expected future models. Customer reservations are fully refundable and may be canceled without penalty. Customer reservations do not guarantee future sales. Pricing is presented after potential federal tax rebate of $7,500.

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Lucid’s direct sales strategy enables full control over the customer experience, to ensure that interactions are on - brand and pressure - free. First six retail stores are now open, with numerous additional stores opening in North America throughout 2021. Entry to European and Middle East markets expected to begin by 1H 2022. Retail locations expected to serve not only as sales channels, but also important marketing tools in high - foot - traffic areas within urban areas. Lucid also expects to implement a direct service strategy with physical locations, mobile service, and regular over - the - air updates. Lucid showrooms and service centers offer customers an immersive and engaging brand and product experience. GO - TO - MARKET CHURCHILL CAPITAL 45 C O N FI DEN TI AL

GO-TO-MARKET

Multiple Lucid Studios are currently open, and additional high-profile locations are under construction or in development.

Currently Open


Lucid HQ – Newark, CA


Valley Fair Mall – San Jose, CA


Beverly Hills – Los Angeles, CA


Brickell City Center – Miami, FL


Century City – West Los Angeles, CA


Rosemary Square – West Palm Beach, FL

Under Construction / In Development


Oak Brook Center – Oak Brook, IL


Fashion Square – Scottsdale, AZ


Hawthorne Blvd – Torrance, CA


Meatpacking District – New York, NY


Seaport – Boston, MA


University Town Center – San Diego, CA


Adrian Rd – Millbrae, CA


Tysons Corner Center, VA


Gate at Manhasset, NY

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GO - TO - MARKET The Lucid Digital Journey Customers engage with Lucid through its advanced digital platform * . *Some elements of the platform are in development and are not yet available. CHURCHILL CAPITAL 47 C O N FI DEN TI AL

GO-TO-MARKET

Whether at home or on the road, Lucid and its partners are positioned to provide charging solutions.

Our Commitment to Customers: Maintaining and Growing the Availability of Charging Options

Lucid-Branded EV Supply Equipment

Home

AC Power
Power (kW): ~ 10 – 20



- Home energy management system
- Plug & Play using portable EV Supply Equipment (EVSE) included with every vehicle

OR

- Purchase optional wall mount EVSE[1)]
- Installation through official Lucid-Installation partner, QMerit, or an electrician of choice

Lucid Partnerships

Community

AC or DC Power
Power (kW): <50



Inter-City

DC Power
Power (kW): ~ 50 – 350



- Capable of AC up to ~20kW, DC up to ~300kW
- Partner with aggregators / station owners
- Use Infotainment & Lucid companion app to find, charge and pay at integrated partner charging networks such as Electrify America. Electrify America Charging Plan included with vehicle (first year free)
- Compatible with networks leveraging J1772 and CCS charging standards, such as ChargePoint and EVgo
- Additional services billed monthly to Lucid account
- Plug & Charge authentication and payment at compatible stations

Note: Vehicles are in pre-production and specifications are subject to change. Some features will be available post-SOP. Power levels indicated may vary by geography.
1) Wall mount EVSE is planned for release in late 2021.

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GO-TO-MARKET

Tesla Supercharger Network vs Lucid Strategy with Electrify America



Tesla Supercharger Network

- First Mover perception of advantage
- Highly capital intensive
- 400v, first generation system
- Max 250kW with latest v3 units
- Unique closed source system

vs



Lucid - Electrify America Partnership

- Second Mover advantage a reality
- Capex light solution
- 900v, second generation system
- Max 350kW
- Open source CCS combo connector



Modern EVs are migrating to ultra high voltage architectures. Eg Porsche at 800v, Lucid at over 900v.

Tesla system and vehicles adopted 400v largely as a consequence of earlier technology.



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C H URC HIL L C API T A L C O N FI DEN TI AL Ma n u f act u r i n g

MANUFACTURING

Lucid has built the first state-of-the-art, greenfield EV manufacturing facility in North America.

Our Advanced Manufacturing Plant (AMP-1) in Casa Grande, Arizona is scheduled to begin production in 2H 2021.

Built with strong incentives package and excellent support from government team.

By building the facility from a clean slate and leveraging our decades of previous experience from Tesla, Audi and more, we expect to achieve:

- Greater capital efficiencies
- Greater operational efficiencies
- Consistent production quality

Three key activities take place within AMP-1:

- Body shell manufacture
- Painting of body shells
- General assembly











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MANUFACTURING

Lucid Powertrain Manufacturing (LPM-1) Plant

Powertrain technology is a key Lucid differentiator. Therefore core manufacture is conducted exclusively in-house (other than the battery cells).

Lucid Powertrain Manufacturing (LPM-1) plant is located just a few miles away from our vehicle manufacturing (AMP-1) plant in Arizona.

At this location we manufacture and assemble our complete electric powertrain which includes:

- Battery Packs, including:
  - Battery modules
  - Integrated BMS
- Integrated Drive Units, including:
  - Electric Motors
  - Transmissions and differentials
  - Power Inverters
- Wunderbox Chargers







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Lucid Advanced Manufacturing Plant (AMP - 1) Buildout Phases M A N U F A C T U R I N G PHASE 1: COMPLETE • Up to 34k units/year PHASE 2 • Up to 90k units/year (currently being implemented) AT FULL CAPACITY • Up to 365k units/year CHURCHILL CAPITAL 53 C O N FI DEN TI AL

MANUFACTURING

Our Arizona site was meticulously selected.

Good proximity to Lucid HQ and existing automotive supply base.

All utilities fully in place:

- Power
- Water/sewer
- Road infrastructure
- Rail

Zoning suitable for automotive factory ("attainment" status for air quality).

Site well positioned between Phoenix + Tucson with ample local labor pool.

Strong incentives package and excellent support from government team.

Strong existing talent pool in surrounding area:

Abbott IBM intel NVIDIA


Wickenburg
New River
Glendale
Paradise Valley
Tolleson
Phoenix
Mesa
Guadalupe
Buckeye
Queen Creek
Gold Camp
Globe
Coolidge
Casa Grande
Casa Grande Manufacturing
Eloy
Catalina
Marana
Oro Valley
Picture Rocks
Tucson
Three Points
Lucid HQ
CA
Los Angeles
San Diego
Tijuana
AZ
Phoenix
Casa Grande Manufacturing
NM
Juarez
Automotive Supplier Base

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Market Opportunity and Financial Outlook CONFIDENTIAL CHURCHILL CAPITAL CONFIDENTIAL 55 CHURCHILL CAPITAL

The global luxury car market was estimated to be $ 495 . 7 billion in 2018 and is projected to reach $ 733 . 2 billion by 2026 , registering a CAGR of ~ 5 . 0 % from 2018 to 2026 This presents an opportunity for a true luxury EV company to address unmet needs and revolutionize this market With increased government mandates for electrification, combined with consumers’ growing desire for clean energy vehicles, electrification of the automotive industry is taking place globally at a rapid pace , representing 5% of all new car sales in 2020 “Production of electric luxury vehicles to meet stringent emission standards provides a remarkable growth opportunity for the players operating in the luxury car market.” - Allied Market Research, Feb. 2020 Luxury Vehicle Market Opportunity Allied Market Research 2020; Canalys 2021; Company. $49 6bn $73 3bn 2 0 18 2026 5% CAGR CHURCHILL CAPITAL 56 C O N FI DEN TI AL MARKET OPPORTUNITY

By 2030, Lucid anticipates run - rate production of >500,000 units, representing ~4% market share of an anticipated 2030 TAM of 15mm units. Source: Management projections 1) 2030 TAM reflects expected 2020 - 2030 market growth. 3% 2% Lucid Air Lucid Air Lucid Gr avity ~1.7mm Units TAM ~3.2mm Units TAM 2% 2021 Products 2023 Products 2030 Products 2% 1% Lucid Air 2030 TAM: ~2mm Lucid Gravity 2030 TAM: ~3mm ~15mm Units 2030 TAM 1) 5% 7% Planned Pickup 2030 TAM: <1mm Planned Coupe 2030 TAM: <1mm 4% 4% Premium Sedans 2030 TAM: ~3mm Premium SUVs 2030 TAM: ~7mm MARKET OPPORTUNITY Product market share based on run - rate volume against incremental vehicle TAM. CHURCHILL CAPITAL 57 C O N FI DEN TI AL

2 0 22 2 0 23 2 0 24 2 0 25 2 0 26 23.9% 18.3% 16.1% 12 . 0% 8. 3% 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 Tesla Model S Market Share After Launch Lucid Air Planned Market Share After Launch Model S Launch Year: 2012 Air Expected Launch Year: 2021 FINANCIAL OVERVIEW Projected Market Share (Global EV Market Share) 0 . 6 % Source: IHS production forecast, EV - volumes, Chinese new car registrations, McKinsey Center for Future Mobility. CHURCHILL CAPITAL 58 C O N FI DEN TI AL 0 . 7% 0 . 6% 0.5% 0. 4%

$2,2 1 9 $5,5 3 2 $ 9 ,93 1 $13,985 $22,756 20 2 2 20 2 3 20 2 4 20 2 5 20 2 6 Production Volume and Revenue Forecast FINANCIAL OVERVIEW • Lucid is launching first in North American markets to solidify establishment of luxury brand position • Advanced Manufacturing Plant (AMP - 1) in Casa Grande, Arizona is scheduled to begin production in 2H 2021 • Lucid is implementing a direct sales strategy to maintain full control over the customer experience and ensure that interactions are aligned with Lucid brand • North American Lucid Air deliveries expected in 2H 2021 • EMEA and China deliveries expected to begin in 2022 and 2023, respectively • Deliveries for Gravity planned to start in 2023 Annual Total Deliveries (‘000s) Expected SOP: 2H 2021 Expected SOP: 2H 2021 Air SOP: 2021 Gravity SOP: 2023 Future Models: 2025 Air SOP: 2021 Gravity SOP: 2023 Future Models: 2025 12 49 86 134 8 75 49 90 135 20 36 41 42 42 2022 2023 2024 2025 2026 251 Luxury Sedan Total Revenue ($mm) SUVs Other Future Models Source: Management projections CHURCHILL CAPITAL 59 C O N FI DEN TI AL

($637) $592 $1,671 ($1,090) 2022 Free Cash Flow ($mm) $2,885 20 2 3 20 2 4 20 2 5 20 2 6 $34 $1,149 $2,125 $3,096 $5,280 20 2 2 EBITDA ($mm) 20 2 3 20 2 4 20 2 5 20 2 6 ($2,759) Note: EBITDA and Free Cash Flow are non - GAAP financial measures and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. See slide 68 for reconciliations. CHURCHILL CAPITAL 60 C O N FI DEN TI AL ($1,485) $321 $1,515 ($3,250) 2023 20 2 2 Source: Management projections 20 2 4 20 2 5 20 2 6 Significant Investment and Progress to Date Leads to Near Term Profitability FINANCIAL OVERVIEW Gross Profit ($mm)

C H URC HIL L C API T A L C O N FI DEN TI AL Transaction Overview CONFIDENTIAL CHURCHILL CAPITAL 61

Transaction Highlights • $11.75B Acquisition Value • $2,070M Churchill Capital IV Cash in Trust + $2,500M PIPE • Transaction expected to close in Q2 2021 • CCIV ticker wil convert to LCID upon closing Note: Dollars and shares in millions, except for per share values. 1) Assumes no redemptions in connection with business combination . 2) Assumes $ 2 . 5 bn of PIPE proceeds at purchase price of $ 15 . 00 per share . 3) Based on fixed equity rollover of 1 , 175 . 0 mm shares, subject to increase for balance sheet cash at closing (see footnote 4 ) . Includes the dilutive impact of existing vested equity incentive awards and warrants, and excludes the impact of existing unvested and future management equity incentive awards . TRANSACTION OVERVIEW & VALUATION Transaction Overview Sources $ % # Shares % O/S CCIV Cash in Trust 1) 2,070 12.7% CCIV Shareholders 1) 5) 258 . 1 16.1% PIPE Proceeds 2) 2,500 15.3 PIPE Shareholders 2) 166 . 7 10.4 Existing Lucid Shareholders 3) 6) 1,175.0 73.5 Pro Forma Shares Outstanding 1,599.7 100.0% Ilustrative Fees & Expenses 165 1.0 Total Uses $16 , 320 100.0% Existing Lucid Shareholders 3) 11,750 72.0 Total Sources $16,320 100.0% U se s $ % Cash to Balance Sheet $4 , 405 27 . 0% 3) Existing Lucid Shareholders 11 , 750 72 .0 Estimated Transaction Sources and Uses 62 CHURCHILL CAPITAL C O N FI DEN TI AL Pro Forma Ownership 4) Company expected to have ~$4.5 billion 7) plus existing cash to substantially fund through the committed programs 4) Pro forma cash balance assumes no balance sheet cash at closing. $600mm bridge financing expected to be completed in near term to capitalize business through closing. Equity rollover will be increased to the extent of balance sheet cash at closing based on value of $10.00 per share. 5) Includes the dilutive impact of 41.4mm public warrants and 29.57mm founder warrants at $15.00 per share, using treasury stock method at the PIPE purchase price. Excludes the impact of 17.25mm CCIV founder shares and 14.78mm founder warrants each vesting ratably at $20.00, $25.00 and $30.00 within 5 years of closing. 6) P.I.F. holds up to 85% of existing Lucid equity (as adjusted for bridge financing, see footnote 4) and is expected to hold up to 62% of pro forma shares outstanding. Pro forma P.I.F. ownership excludes potential P.I.F. participation in the PIPE. 7) Before fees and expenses.

TRANSACTION OVERVIEW & VALUATION Source: Company filings, Management estimates, Wall Street research, CapIQ and FactSet as of February 19, 2021. Note: Lucid valuation based on acquisition value of $11,750m at $10.00 per share. 2 . 1x 10. 7 x 6 . 5x 4. 1 x 3. 6 x 2 . 0x 5. 3 x 1 2 . 9 x 10. 6 x 1 0 . 3 x 9. 1 x 6. 8 x 2022E EV / Revenue 2023E EV / Revenue Median: 10.3x 63 CHURCHILL CAPITAL C O N FI DEN TI AL Median: 4.1x Consumer EV Attractive Entry Valuation – Significant Discount to Other Entrants

TRANSACTION OVERVIEW & VALUATION 0.0x J a n - 1 2 J a n - 1 3 J a n - 1 4 J a n - 1 5 J a n - 1 6 J a n - 1 7 J a n - 1 8 J a n - 1 9 J a n - 2 0 J a n - 2 1 1) Lucid valuation based on acquisition value of $11,750m at $10.00/per share. 64 CHURCHILL CAPITAL C O N FI DEN TI AL 3 . 0x 6 . 0x 9 . 0x 12 . 0x 15 . 0x 18 . 0x 10 . 7x P eak : 16.3x Tesla EV / 3 - Year Forward Revenue Since 2012 Lucid: 2.1x 1) (2023E Revenue) Source: FactSet as of February 19, 2021. Attractive Entry Value at <2% Tesla’s Current Value Lucid Positioned at a Fraction of Tesla's Valuation Multiple

INVESTMENT HIGHLIGHTS

Lucid, a leader in EV technologies, defines a new generation of EVs, ushering in a new paradigm for the automotive industry.

1 | **Legitimate Track Record**
Management team with track record of helping to bring disruptive products to market, including the Tesla Model S and iPhone

2 | **Validated Technology**
Innovative, validated and race-proven technologies outpace peers and provide competitive advantage

3 | **Long Term Success**
High-end first product, followed by progressively attainable vehicles positions brand for long-term success and growth

4 | **Established In-house Manufacturing**
In-house manufacturing with Arizona factories that are on track for start of production and configured for expansion

5 | **In-house Sales and Service Network**
Superior and differentiated retail and ownership experience cultivates consumer satisfaction and loyalty

6 | **Untapped Potential in Adjacent Markets**
Additional untapped potential in battery storage solutions and powertrain technology licensing

7 | **Robust Product Pipeline**
Multi-product roadmap drives scale and cost efficiencies

8 | **Favorable Market Forces**
Large addressable market with favorable tailwinds

9 | **Experienced Partner**
Opportunity to enhance execution with Churchill partners' automotive, software and manufacturing expertise

10 | **Attractive Valuation**
Attractive entry valuation at <2% of Tesla's current value[1]

A transaction with Churchill creates an opportunity to advance and accelerate the immense progress Lucid has made.

1) As of February 19, 2021

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C H URC HIL L C API T A L C O N FI DEN TI AL Thank you

($ Million) 2021E 2022E 2023E 2024E 2025E 2026E Total Volume 67 CHURCHILL CAPITAL C O N FI DEN TI AL 577 20, 157 48, 896 89, 847 135, 347 251, 281 % Growth NA NM 142. 6% 83. 8% 50. 6% 85. 7% Total Revenue $97 $2, 219 $5, 532 $9, 931 $13, 985 $22, 756 % Growth NM NM 149. 4% 79. 5% 40. 8% 62. 7% C OG S ( $ 252 ) ($2, 185) ($4, 384) ($7, 805) ($10, 889) ($17, 476) Gross Profi t ( $ 155 ) $34 $1, 149 $2, 125 $3, 096 $5, 280 EB I T ($1, 494) ($1, 361) ($1, 026) ( $ 150 ) $637 $1, 768 EB I T D A ($1, 389) ($1, 090) ( $ 637 ) $592 $1, 671 $2, 885 Capi tal Expendi tures % of Revenue ($877) 902. 8% ($1, 342) 60. 5% ($1, 917) 34. 7% ($1, 784) 18. 0% ( $ 774 ) 5. 5% ( $ 573 ) 2. 5% F ree Cash Flow ($2, 312) ($2, 759) ($3, 250) ($1, 485) $321 $1, 515 FINANCIAL OVERVIEW Summary P&L Note: EBIT, EBITDA and Free Cash Flow are non - GAAP financial measures and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. See slide 68 for reconciliations.

FINANCIAL OVERVIEW Reconciliation of Non - GAAP Financials EBITDA ($ Million) 68 CHURCHILL CAPITAL C O N FI DEN TI AL 2021E 2022E 2023E 2024E 2025E 2026E Net Income ($1, 494) ($1, 361) ($1, 026) ($150) $632 $1, 698 (+ ) Income Tax EBIT -- ($1, 494) -- ($1, 361) -- ($1, 026) -- ($150) 5 $637 70 $1, 768 (+ ) Depreciation & Amortization EBITDA 105 ($1, 389) 270 ($1, 090) 389 ($637) 741 $592 1, 034 $1, 671 1, 117 $2, 885 F ree Cash Flow ($ Million) 2021E 2022E 2023E 2024E 2025E 2026E EB I T D A ($1, 389) ($1, 090) ($637) $592 $1, 671 $2, 885 ( - ) Change in NWC ( - ) Cash Taxes (+ ) Incentives ( - ) Total Capex F ree Cash Flow ( $ 50 ) -- 4 ( 8 77 ) ($2, 312) ( $ 334 ) -- 7 (1, 342) ($2, 759) ( $ 706 ) -- 10 (1, 917) ($3, 250) ( $ 327 ) -- 34 (1, 784) ($1, 485) ( $ 675 ) (5) 105 ( 7 74 ) $321 ( $ 903 ) ( 7 0 ) 176 ( 5 73 ) $1, 515

Our business, ability to execute our strategy, the proposed business combination, and your investment in our securities are subject to many risks . Before making a decision to invest in the securities offered hereby, you should carefully evaluate and consider all of the risks and uncertainties with respect to such investment . These risks include, but are not limited, to the following : Risks Related to Lucid’s Business and Industry • The ongoing COVID - 19 pandemic could adversely affect Lucid’s business, operating results and financial condition. • Lucid’s limited operating history makes evaluating its business and future prospects difficult, and may increase the risk of your investment. • Lucid has incurred net losses each year since its inception and expects to incur significant expenses and increasing losses for the foreseeable future. • Lucid’s independent registered public accounting firm included an explanatory paragraph relating to Lucid’s ability to continue as a going concern in its report on Lucid’s audited financial statements. • Lucid may be unable to adequately control the costs associated with its operations. • Lucid’s operating and financial results forecast relies in large part upon assumptions and analyses developed by it. If these assumptions or analyses prove to be incorrect, Lucid’s actual operating results may be materially different from its forecasted results. • The automotive industry has significant barriers to entry that Lucid must overcome in order to manufacture and sell electric vehicles at scale. • The automotive market is highly competitive, and Lucid may not be successful in competing in this industry. • Lucid will initially depend on revenue generated from a single model and in the foreseeable future will be significantly dependent on a limited number of models. • Lucid will not have a third - party retail product distribution network. • Lucid’s sales will depend in part on its ability to establish and maintain confidence in its long - term business prospects among consumers, analysts and others within its industry. • Lucid’s ability to generate meaningful product revenue will depend on consumer adoption of electric vehicles. • Developments in electric vehicle or alternative fuel technology or improvements in the internal combustion engine may adversely affect the demand for Lucid’s vehicles. • Extended periods of low gasoline or other petroleum - based fuel prices could adversely affect demand for Lucid’s vehicles, which would adversely affect Lucid’s business, prospects, results of operations and financial condition. • The unavailability, reduction or elimination of government and economic incentives could have a material adverse effect on Lucid’s business, prospects, financial condition and operating results. • If Lucid fails to manage its future growth effectively, it may not be able to market and sell its vehicles successfully. • While Lucid does not currently have any leasing arrangements finalized, in the future it intends to offer a leasing option to customers, which exposes it to credit risk. • Lucid is subject to risks associated with autonomous driving technology, and Lucid cannot guarantee that its vehicles will achieve its targeted autonomous driving functionality within its projected timeframe, if ever. • Lucid has received only a limited number of reservations for the Lucid Air, all of which may be cancelled. • Lucid’s business and prospects depend significantly on the Lucid brand. • Lucid faces risks associated with international operations, including unfavorable regulatory, political, tax and labor conditions, which could harm its business. • Lucid’s financial results may vary significantly from period to period due to fluctuations in its operating costs, product demand and other factors. • Uninsured losses could result in payment of substantial damages, which would decrease Lucid’s cash reserves and could harm its cash flow and financial condition. 69 CHURCHILL CAPITAL C O N FI DEN TI AL SELECTED RISK FACTORS

SELECTED RISK FACTORS Risks Related to Manufacturing and Supply Chain • Lucid may experience significant delays in the design, manufacture, launch and financing of its electric vehicle, including a delay to its expected start of production. Lucid’s expected start of production is subject to a number of risks, the occurrence of any of which could delay production and harm Lucid’s business and prospects. These risks include: • the inability or failure to successfully tool its manufacturing facility as planned and on the desired timeline; • the inability or failure to ensure working supply chain and desired supplier part quality as planned and on the desired timeline; • the occurrence of product defects that cannot be remedied without adversely affecting the expected start of production; • the inability to ensure readiness of firmware features and functions to be integrated into the Lucid Air as planned and on the desired timeline; • the inability or failure to finalize regulatory control specifications as planned and on the desired timeline; • the ongoing COVID - 19 pandemic, related business interruptions and its other effects; and • any other risks identified herein. • If Lucid’s vehicles fail to perform as expected, Lucid’s ability to develop, market and sell or lease Lucid’s products could be harmed. • Lucid faces challenges providing charging solutions for its vehicles. • Lucid has no experience servicing its vehicles and their integrated software. If Lucid is unable to adequately service its vehicles, its business, prospects, financial condition and operating results may be materially and adversely affected. • Insufficient reserves to cover future warranty or part replacement needs or other vehicle repair requirements, including any potential software upgrades, could materially adversely affect Lucid’s business, prospects, financial condition and operating results. • Lucid has no experience to date in high volume manufacture of its vehicles. • If Lucid fails to successfully tool its manufacturing facility or if its manufacturing facility becomes inoperable, Lucid will be unable to produce its vehicles and its business will be harmed. • Lucid’s ability to start production and its future growth depends upon its ability to maintain relationships with its existing suppliers and source suppliers for critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships. • Lucid is dependent on its suppliers, the majority of which are single - source suppliers, and the inability of these suppliers to deliver necessary components of Lucid’s products according to its schedule and at prices, quality levels and volumes acceptable to Lucid, or Lucid’s inability to efficiently manage these components, could have a material adverse effect on Lucid’s results of operations and financial condition. • Lucid may not be able to accurately estimate the supply and demand for its vehicles, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue. If Lucid fails to accurately predict its manufacturing requirements, it could incur additional costs or experience delays. • Increases in costs, disruption of supply or shortage of materials, in particular for lithium - ion cells, could harm Lucid’s business. • Lucid must develop complex software and technology systems, including in coordination with vendors and suppliers, in order to produce its electric vehicles, and there can be no assurance such systems will be successfully developed. • Lucid’s facilities or operations could be adversely affected by events outside of Lucid’s control, such as natural disasters, wars or health epidemics or pandemics. • If Lucid updates or discontinues the use of its manufacturing equipment more quickly than expected, it may have to shorten the useful lives of any equipment to be retired as a result of any such update, and the resulting acceleration in Lucid’s depreciation could negatively affect its financial results. • Lucid’s vehicles will make use of lithium - ion battery cells, which have been observed to catch fire or vent smoke and flame. 70 CHURCHILL CAPITAL C O N FI DEN TI AL

SELECTED RISK FACTORS Risks Related to Cybersecurity and Data Privacy • Any unauthorized control, manipulation, interruption or compromise of or access to Lucid’s products or information technology systems could result in loss of confidence in it and its products, harm its business and materially adversely affect its financial performance, results of operations or prospects. • Lucid is subject to evolving laws, regulations, standards, policies and contractual obligations related to data privacy and security, and any actual or perceived failure to comply with such obligations could harm its reputation and brand, subject is to significant fines and liability, or otherwise adversely affect its business. Risks Related to Employees and Human Resources • The loss of key personnel or an inability to attract, retain and motivate qualified personnel may impair Lucid’s ability to expand Lucid’s business. • Lucid is highly dependent on the services of Peter Rawlinson, its Chief Executive Officer and Chief Technical Officer. • Lucid will need to hire and train a significant number of employees to engage in full - scale commercial manufacturing operations, and its business could be adversely affected by labor and union activities. • Misconduct by Lucid’s employees and independent contractors during and before their employment with us could expose it to potentially significant legal liabilities, reputational harm and/or other damages to Lucid’s business. Risks Related to Litigation and Regulation • Lucid is subject to substantial laws and regulations that could impose substantial costs, legal prohibitions or unfavorable changes upon its operations or products, and any failure to comply with these laws and regulations, including as they evolve, could substantially harm Lucid’s business and results of operations. • Lucid may face regulatory limitations on its ability to sell vehicles directly, which could materially and adversely affect its ability to sell its vehicles. • Lucid may choose to or be compelled to undertake product recalls or take other actions, which could adversely affect its business, prospects, operating results, reputation and financial condition. • Lucid may in the future be subject to legal proceedings, regulatory disputes and governmental inquiries that could cause it to incur significant expenses, divert its management’s attention, and materially harm its business, results of operations, cash flows and financial condition. • Lucid may become subject to product liability claims, which could harm its financial condition and liquidity if it is not able to successfully defend or insure against such claims. • Lucid may be exposed to delays, limitations and risks related to the environmental permits and other operating permits required to operate its manufacturing facility. • Lucid is subject to various environmental laws and regulations that could impose substantial costs on it and cause delays in expanding its production facilities. • Autonomous driving technology is subject to uncertain and evolving regulations. • Lucid is subject to U.S. and foreign anti - corruption, anti - money laundering and anti - boycott laws and regulations. Lucid could face criminal liability and other serious consequences for violations, which could harm its business. • Lucid is subject to governmental export and import controls and laws that could subject it to liability if it is not in compliance with such laws. • Changes in U.S. trade policy, including the imposition of tariffs and the resulting consequences, could adversely affect Lucid’s business, prospects, results of operations and financial condition. 71 CHURCHILL CAPITAL C O N FI DEN TI AL

SELECTED RISK FACTORS Risks Related to Intellectual Property • Lucid may fail to adequately obtain, maintain, enforce and protect its intellectual property and may not be able to prevent third parties from unauthorized use of its intellectual property and proprietary technology. If Lucid is unsuccessful in any of the foregoing, its competitive position could be harmed and it could be required to incur significant expenses to enforce its rights. • Lucid may be sued by third parties for alleged infringement, misappropriation or other violation of their intellectual property, which could be time - consuming and costly and result in significant legal liability. Risks Related to Financing and Strategic Transactions • Lucid will not generate positive cash flow from operations for the foreseeable future and will require additional capital to operate the business, and this capital might not be available on commercially reasonable terms, or at all. • Lucid may not be able to identify adequate strategic relationship opportunities or form strategic relationships, in the future. • Lucid may acquire other businesses, which could require significant management attention, disrupt its business, dilute stockholder value and adversely affect its operating results. • Lucid may not be able to obtain or agree on acceptable terms and conditions for all or a significant portion of the government grants, loans and other incentives for which it may apply. As a result, Lucid’s business and prospects may be adversely affected. Risks Related to Public Company Requirements • Lucid’s management team has limited experience managing a public company. • Lucid is an “emerging growth company” and cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make its common stock less attractive to investors. • The requirements of being a public company may strain Lucid’s resources and distract its management, which could make it difficult to manage our business, particularly after it is no longer an “emerging growth company . ” • Lucid has identified material weaknesses in its internal control over financial reporting . If it is unable to remediate these material weaknesses, or if it identifies additional material weaknesses in the future or otherwise fails to maintain an effective system of internal controls in the future, it may not be able to accurately or timely report its financial condition or results of operations, which may adversely affect investor confidence in it and, as a result, the value of its common stock . • Lucid is a “controlled company” within the meaning of the New York Stock Exchange listing standards and, as a result, will qualify for, and intends to rely on, exemptions from certain corporate governance requirements . Lucid is controlled by the Public Investment Fund of the Kingdom of Saudi Arabia, whose interests in its business may be different than yours, and certain statutory provisions typically afforded to stockholders are not applicable to Lucid . 72 CHURCHILL CAPITAL C O N FI DEN TI AL

SELECTED RISK FACTORS Risks Related to CCIV and the Business Combination • Churchill Sponsor IV LLC (the “Sponsor”) and certain Churchill stockholders affiliated with the Sponsor have agreed to vote in favor of the business combination, regardless of how Churchill’s public stockholders vote. • The Sponsor, certain members of the Churchill Board and certain Churchill officers have interests in the business combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the business combination proposal and approval of the other proposals described in this proxy statement/prospectus. • The NYSE may not continue to list Churchill’s securities, which could limit investors’ ability to make transactions in Churchill’s securities and subject Churchill to additional trading restrictions. • Future resales of Churchill’s outstanding shares may cause the market price of its securities to drop significantly, even if its business is doing well. • The Sponsor is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event a business combination is not consummated . It has also agreed to pay for any liquidation expenses if a business combination is not consummated . Such liability may have influenced the Sponsor’s decision to approve the business combination . • The exercise of Churchill’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the business combination may result in a conflict of interest when determining whether such changes to the terms of the business combination or waivers of conditions are appropriate and in Churchill’s stockholders’ best interest . • If Churchill is unable to complete the proposed business combination or another initial business combination by August 3 , 2022 (or November 3 , 2022 , if Churchill has an executed letter of intent, agreement in principle or definitive agreement for a business combination by August 3 , 2022 ) Churchill will cease all operations except for the purpose of winding up, redeeming 100 % of the outstanding public shares and, subject to the approval of its remaining stockholders and the Churchill Board, dissolving and liquidating . In such event, third parties may bring claims against Churchill and, as a result, the proceeds held in the trust account could be reduced and the per - share liquidation price received by stockholders could be less than $ 10 . 00 per share . • Churchill’s stockholders may be held liable for claims by third parties against Churchill to the extent of distributions received by them . • Activities taken by existing Churchill stockholders to increase the likelihood of approval of the business combination and the other transactions contemplated in connection therewith could have a depressive effect on Churchill’s stock. • Churchill’s stockholders will experience dilution as a consequence of, among other transactions, the issuance of Churchill’s Class A common stock as consideration in the business combination and the PIPE investment. Having a minority share position may reduce the influence that Churchill’s current stockholders have on the management of Churchill. • A significant portion of Churchill’s Class A common stock following the business combination will be restricted from immediate resale, but may be sold into the market in the future. This could cause the market price of Churchill’s Class A common stock to drop significantly, even if Churchill’s business is doing well. • The Sponsor and the Public Investment Fund will beneficially own a significant equity interest in Churchill and may take actions that conflict with your interests. • Substantial future sales of shares of Churchill’s Class A common stock could cause the market price of the Churchill’s Class A common stock to decline. • Churchill may issue additional shares of Churchill’s Class A common stock or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of your shares. • Churchill has no operating history and its results of operations and those of the post - combination company may differ significantly from the unaudited pro forma financial data included in this presentation. • Lucid’s operating and financial results forecasts, which were presented to the Churchill Board, may not prove accurate. • Churchill and Lucid have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by Churchill if the business combination is not completed. • If Churchill is unable to complete an initial business combination, Churchill’s warrants may expire worthless. • Our ability to successfully effect the business combination and to be successful thereafter will be dependent upon the efforts of certain key personnel, including the key personnel of Lucid whom Churchill expects to stay with the post - combination business following the business combination . The loss of key personnel could negatively impact the operations and profitability of the post - combination business and its financial condition could suffer as a result . • Churchill and Lucid will be subject to business uncertainties and contractual restrictions while the business combination is pending . • Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of Churchill’s and Lucid’s income or other tax returns could adversely affect the financial condition and results of operations of the post - combination business . 73 CHURCHILL CAPITAL C O N FI DEN TI AL

SELECTED RISK FACTORS Risks Related to CCIV and the Business Combination • If Churchill’s due diligence investigation of the Lucid business was inadequate, then stockholders of Churchill following the business combination could lose some or all of their investment. • Following the consummation of the business combination, Churchill’s only significant asset will be its ownership interest in the Lucid business and such ownership may not be sufficiently profitable or valuable to enable Churchill to pay any dividends on Churchill’s Class A common stock or satisfy Churchill’s other financial obligations. • Subsequent to the completion of the business combination, Churchill may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on Churchill’s financial condition, results of operations and Churchill’s stock price, which could cause you to lose some or all of your investment. • A market for Churchill’s securities may not continue, which would adversely affect the liquidity and price of Churchill’s securities. • If the business combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of Churchill’s securities may decline. • Churchill’s quarterly operating results may fluctuate significantly following the business combination. • If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about Churchill, its business, or its market, or if they change their recommendations regarding Churchill’s Class A common stock adversely, then the price and trading volume of Churchill’s Class A common stock could decline. • There is no guarantee that an active and liquid public market for shares of Churchill’s Class A common stock will develop. • Churchill may be unable to obtain additional financing to fund its operations or growth. • Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect Churchill’s business, investments and results of operations. 74 CHURCHILL CAPITAL C O N FI DEN TI AL